HERE CONFIDENTIAL
Exhibit 10.16.35+

FIRST AMENDMENT TO TERRITORY LICENSE NO. 11
This First Amendment (“First Amendment”) to the Territory License No. 11, effective April 3, 2015 (“TL 11”), to the Data License Agreement (“Agreement”), dated December 1, 2002, by and between Telenav, Inc. (“Client”) and Navigation Technologies Corporation, which was subsequently assigned to HERE North America, LLC (f/k/a NAVTEQ North America, LLC) (collectively, “HERE”), is made and entered into as of the date of latest signature below (“Amendment Effective Date”). The Agreement and TL 11 is hereby referred to herein as the “Agreement.” Capitalized terms not otherwise defined in the body of this First Amendment shall have the meanings set forth in the Agreement.
WHEREAS, the Parties desire to amend certain terms of the Agreement;
NOW THEREFORE, the Parties agree to amend certain provisions of the Agreement with this First Amendment as follows:

1.	Licensed Use. Section IV (Licensed Use) of TL 11 is hereby amended to add the following subsection IV(C):
C.    Distributing such Copies of the Compiled Data that includes HERE POIs and street names solely (i) to [*****]’s subcontractor, [*****] and its Affiliates (“[*****]”), and (ii) for [*****]’s internal, non-commercial evaluation purposes for possible support, development and/or maintenance of [*****] Route Guidance Applications as specified in TL 11; provided that, (1) there is a written agreement in place between Client and [*****] that is at least as protective of the HERE Data as is the terms of the Agreement; and (2) Client will remain liable for the acts or omissions of [*****] (i.e., any such actions or omissions by [*****] will be treated as actions or omissions by Client). As used herein, an “Affiliate” of [*****] means an entity directly or indirectly controlled by or controls [*****] or (ii) is under common control with [*****].

2.	Except as modified hereunder, all other terms and conditions of the Agreement shall stay in full force and effect.

Amendment 1 to TL 11 [Telenav, Inc.][NA AUTO PR-017756][8-10-16 lee]	Page 1 of 2

HERE CONFIDENTIAL

IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed by their authorized representatives as of the Amendment Effective Date.

HERE NORTH AMERICA, LLC		TELENAV, INC.
By:	/s/ Lori Bellows	By:	/s/Michael Strambi
Name:	Lori Bellows	Name:	Michael Strambi
Title:	Director	Title:	Chief Financial Officer
Date:	8/24/2016	Date:	8/17/2016

HERE NORTH AMERICA, LLC
By:	/s/ Janet Lee
Name:	Janet Lee
Title:	Director
Date:	8/24/2016

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 1 to TL 11 [Telenav, Inc.][NA AUTO PR-017756][8-10-16 lee]	Page 2 of 2